Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

(the “Trust”)

Supplement dated March 4, 2022, to the Trust’s

Statements of Additional Information (“SAIs”),

as supplemented and amended to date

The following changes are made to the Trust’s SAIs effective immediately:

The following logo is added to the cover page of the SAIs immediately above the introductory paragraph:

In addition, the following is added at the end of the section entitled “Disclosure of Portfolio Holdings Policies and Procedures”:

•

Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and its Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or a Subadviser. The information provided is subject to a legal duty of confidentiality.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAIs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP5 (3/22)